UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2022

GoodRx Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard

Santa Monica, CA 90404

(Address of Principal Executive Offices) (Zip Code)

(855) 268-2822

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 14, 2022, GoodRx Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders. Holders of the Company’s Class A common stock were entitled to one vote per share held as of the close of business on April 19, 2022 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to ten votes per share held as of the Record Date. A total of 66,335,629 shares of the Company’s Class A common stock and 311,481,628 shares of the Company’s Class B common stock were present in person or represented by proxy at the meeting, representing approximately 98.8% percent of the combined voting power of the Company’s Class A and Class B common stock as of the Record Date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2022.

Item 1 — Election of three Class II directors for a term of office expiring on the date of the annual meeting of stockholders in 2025 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Christopher Adams	3,152,828,295	4,576,842	23,746,772
Trevor Bezdek	3,153,019,051	4,386,086	23,746,772
Adam Karol	3,152,813,570	4,591,567	23,746,772

Item 2 — Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
3,180,944,642	89,262	118,005	0

Item 3 — Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers.

ONE Year	TWO Years	THREE Years	Votes ABSTAINED	Broker Non-Votes
3,156,416,041	301,628	611,026	76,442	0

Based on the foregoing votes, Christopher Adams, Trevor Bezdek and Adam Karol were elected, Item 2 was approved and “ONE Year” was approved as the frequency of future advisory votes on the frequency of future stockholder advisory votes on executive compensation. In light of these results, which are consistent with the Board’s recommendation, the Company has determined to hold an advisory (non-binding) vote on executive compensation each year until such time as the next advisory (non-binding) vote regarding the frequency of advisory votes on executive compensation is submitted to the Company’s stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

By:	/s/ Karsten Voermann
Name:	Karsten Voermann
Title:	Chief Financial Officer

Date: June 17, 2022